Exhibit 32.2

                Certification Pursuant to 18 U.S.C. Section 1350,
                       As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         In connection with the Quarterly Report of Safeco Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Christine B. Mead, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003

                                                     /s/ CHRISTINE B. MEAD
                                                     --------------------------
                                                     Christine B. Mead
                                                     Senior Vice President,
                                                     Chief Financial Officer and
                                                     Secretary




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Safeco Corporation and will be retained by Safeco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.